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                                                                   EXHIBIT 10

                    CONVERTED VSB BANCORP STOCK OPTION PLAN

                                       OF

                              UJB FINANCIAL CORP.


I.          PURPOSE.
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      The Converted VSB Bancorp Stock Option Plan of UJB Financial Corp. (the
"Plan") exists solely to enable individuals who on the effective date of the merger of VSB Bancorp, Inc. into UJB Financial Corp. (the "Merger") held outstanding options and/or limited rights granted under the former VSB Bancorp, Inc. Stock Option Plan For Outside Directors (the "VSB Director Plan") or the VSB Bancorp, Inc. 1988 Incentive Plan ("VSB Employee Plan") to exercise such options and limited rights for Common Stock of UJB Financial Corp. ("UJB").

II.         DEFINITIONS.
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      (a) Awards.  Director Options, Employee Options and Rights are sometimes
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collectively referred to herein as "Awards".

      (b) Committee.  "Committee" is defined to mean the Compensation Committee
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of the Board of Directors of UJB.

      (c) Common Stock.  "Common Stock" is defined to be the common stock, par
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value $1.20 per share, of UJB.

      (d) Director Options.  "Director Options" are defined to be options
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granted under the VSB Director Plan which were outstanding on the effective date of the Merger and currently represent options to purchase Common Stock.

      (e) Disability.  "Disability" means the permanent and total inability by
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reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Committee must advise the Committee either that it is not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said Optionee's lifetime.

      (f) Discharged for Cause.  "Discharged for Cause" means the termination
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upon an intentional failure to perform stated duties or breach of a fiduciary duty involving personal dishonesty, which results in a loss to UJB or one of its affiliates or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease and desist order which results in loss to UJB or one of its affiliates.
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      (g) Employee Options.  "Employee Options" are defined to be options
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granted under the VSB Employee Plan which were outstanding on the effective date of the Merger and currently represent options to purchase Common Stock.

      (h) Fair Market Value.
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            (1)  "Fair Market Value" with respect to a share or shares of Common
Stock shall be determined as follows:

                 (A) Fair Market Value shall be determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code") or regulations promulgated thereunder where the Code or regulations under the Code require fair market value of Common Stock to be determined in accordance with its or their provisions;

                 (B) If subsection (c)(1)(A) above does not apply, Fair Market Value shall be determined as follows: If Common Stock is listed on one or more national securities exchanges in the United States or admitted to trading on one or more national securities exchanges in the United States pursuant to unlisted trading privileges granted by such exchanges (and approved by the U.S. Securities and Exchange Commission) on the date as of which fair market value must be or is to be established (a "valuation date"), Fair Market Value shall be deemed to be the closing price at which Common Stock is sold on such national securities exchanges, considered on a composite basis, on (i) the day preceding the valuation date, for purposes of Director Options, and (ii) the valuation date, for purposes of Employee Options and Rights (each of the dates referred to in clauses (i) and (ii) are collectively referred to herein as the "Pricing Dates"). If Common Stock is not traded on any of such exchanges on a relevant Pricing Date, or none or such national securities exchanges are open for business on the relevant Pricing Date, the Pricing Date shall become the closest preceding date on which any of such exchanges shall have been open for business and Common Stock shall have been traded.

          (2) Notwithstanding any of the foregoing, the Committee shall at all times retain the power to establish fair market value in the event that, in its discretion, it determines that extraordinary circumstances or conditions have affected trading in Common Stock on one or more of such exchanges such that, in its judgment, the Fair Market Value determined in accordance with the foregoing does not reflect the true fair market value of Common Stock on the relevant Pricing Date. For all purposes under this Plan, the determination by the Committee of the fair market value shall be conclusive.

      (i) Optionee.  As the context requires, an "Optionee" is defined to be an
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individual holding a Director Option or an Employee Option.


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      (j) Right.  "Right" means the right to receive Common Stock in accordance
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with Section VIII.

III.        ADMINISTRATION.  The Plan shall be administered by the Committee.
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The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Optionees and on their legal representatives and beneficiaries.

IV.         NO RIGHTS OF A SHAREHOLDER; NONTRANSFERABILITY.
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      (a)  An Optionee shall have no rights as a shareholder with respect to any
Common Stock covered by an Award until the date of issuance of a stock certificate for such Common Stock. Nothing in this Plan or in any Award confers on any person any right to continue in the employ of or perform any services for UJB or any affiliate of UJB or interferes in any way with the right of UJB or any affiliate of UJB to terminate the employment of any employee at any time.

      (b) No Award under the Plan shall be transferable by the optionee other than by the laws of descent and distribution and may be exercised according to its terms and this Plan (i) only by an Optionee during his or her lifetime, and
(ii) following the death of an Optionee, by the legal guardian, legal representative, heirs or devisees of the Optionee.

V.          COMMON STOCK SUBJECT TO THE PLAN; ADJUSTMENTS.  Common Stock
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delivered upon exercise of an Award may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by UJB as treasury stock. In the event of any change or changes in the outstanding Common Stock of UJB by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or other similar transaction, the number of shares of Common Stock subject to Awards and the exercise price thereof shall be automatically adjusted to prevent dilution or enlargement of the Award.

VI.         MANNER OF EXERCISE.  Awards may be exercised from time to time, in
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whole or in part, by delivering a written notice of exercise to the Office of the Corporate Secretary of UJB at 301 Carnegie Center, P.O. Box 2066, Princeton, New Jersey 08543. Such notice is irrevocable and, in the case of Director Options and Employee Options, must be accompanied by full payment of the purchase price in cash or previously acquired Common Stock valued at its Fair Market Value as of the exercise date.

VII.        DIRECTOR OPTIONS - EXPIRATION.  A Director Option shall expire upon
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the earliest to occur of (i) ten years following the

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date of original grant under the Director Plan, (ii) one year following the death of an Optionee, or (ii) three years following the date on which the Optionee ceases to serve as a Director of Valley Savings Bank other than due to death.

VIII. EMPLOYEE OPTIONS.
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      (a)  Expiration.
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          (1)  Non-Qualified Stock Options.  An Employee Option granted as non-
               ---------------------------
qualified stock option shall expire on the date set forth in the grant letter for a particular non-qualified stock option. An Employee Option granted as a non-qualified stock option may be exercised in whole or in part at any time prior to its expiration date.

          (2)  Incentive Stock Options.  An Employee Option granted as a stock
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option intended to qualify as an incentive stock option under the Code shall expire on the date set forth in the grant letter for the particular incentive stock option, but in no event shall an incentive stock option be exercisable in whole or in part more than 10 years from the original date of grant under the Employee Plan. To the extent an incentive stock option may be exercised only in installments, the Common Stock comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422A of the Code.

          (3)  Rights.  A Right shall expire or terminate upon the expiration or
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termination of the Employee Option with respect to which it was granted.  A
Right may be exercised only on a day when the Fair Market Value of Common Stock is greater than the exercise price of the related Employee Option. Upon exercise of a Right, the related Employee Option shall cease to be exercisable. Upon exercise or termination of an Employee Option, any related Right shall terminate.

      (b)  Effect of Termination of Employment.  Upon the termination of an
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Optionee's employment, any unexercised and still exerciseable portion of such
Optionee's Employee Option or Right may be exercised until, and shall terminate upon, the expiration of three months following the date of employment termination, unless (i) the Optionee was Discharged for Cause, in which case the Employee Option and Right shall terminate immediately, or (ii) the termination was due to the death or Disability of the Optionee, in which case any unexercised and still exerciseable portion of the Optionee's Employee Option and Right may be exercised until, and shall terminate upon, the expiration of one year following the death or Disability. In no event shall any period specified above extend beyond the expiration date of an Employee Option and Right.


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      (c)  Exercise of Right.  Upon the exercise of a Right, the holder shall
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receive shares of Common Stock (rounded down to the nearest whole number) equal to the quotient of (i) divided by (ii) where "(i)" is the product of (y) the difference between the exercise price of the related Employee Option and the Fair Market Value of Common Stock on the exercise date, and (z) the number of shares of Common Stock with respect to which the Right is being exercised, and "(ii)" is the Fair Market Value of Common Stock.

      (d)  Withholding.  There may be deducted from each distribution of Common
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Stock under the Plan an amount of cash or a number of shares of Common Stock the value of which (determined at the time of distribution) is sufficient to cover any withholding and employment taxes.

IX.         AMENDMENT OF THE PLAN.  The Board may at any time, and from time to
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time, modify or amend the Plan in any respect; provided however, that if necessary to continue to qualify the Plan under SEC Rule 16b-3, shareholder approval shall also be required for any modification or amendment which extends the period during which options may be granted or exercised beyond the times originally prescribed. No such modification or amendment may affect the rights of an Optionee under an outstanding Award.



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